                                                                 EXHIBIT 19.1

                       STATEMENT TO CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                     Oct-97
                                                                                                ----------------
Collection Period                                                                                      01-Sep-97
                                                                                                ----------------
Determination Date                                                                                     10-Oct-97
                                                                                                ----------------
Deposit Date                                                                                           14-Oct-97
                                                                                                ----------------
Distribution Date                                                                                      15-Oct-97
                                                                                                ----------------
POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)     138,264,747.75
                                                                                                ----------------
             Pool Factor                                                                              61.9482077%
                                                                                                ----------------
             Ending Pool Balance (per $1,000 certificate)                                                 619.48
                                                                                                ----------------
             Liquidation Proceeds                                                                      11,413.35
                                                                                                ----------------
             Purchase Amounts                                                                          41,004.84
                                                                                                ----------------
AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment                                                                       3.10
                                                                                                ----------------
             Carry-Over Monthly Interest Payment                                                              -
                                                                                                ----------------
             Total Interest Payment                                                                         3.10
                                                                                                ----------------
             Principal Payments:
             Monthly Principal Payment                                                                     15.56
                                                                                                ----------------
             Carry-Over Monthly Principal Payment                                                             -
                                                                                                ----------------
             Total Principal Payment                                                                       15.56
                                                                                                ----------------
             Servicing Fee:

             Servicing Fee                                                                                  0.40
                                                                                                ----------------
             Carry-Over Monthly Servicing Fee                                                                 -
                                                                                                ----------------
             Total Servicing Fee                                                                            0.40
                                                                                                ----------------
SURETY BOND
             Surety Bond Amount for the current Distribution Date                                  35,434,208.69
                                                                                                ----------------
             Surety Bond Amount as a % of the Pool Balance                                               25.6278%
                                                                                                ----------------

                          MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                        Oct-97
                                                                                                   ----------------
Collection Period                                                                                          1-Sep-97
                                                                                                   ----------------
Determination Date                                                                                        10-Oct-97
                                                                                                   ----------------
Deposit Date                                                                                              14-Oct-97
                                                                                                   ----------------
Distribution Date                                                                                         15-Oct-97
                                                                                                   ----------------
POOL BALANCE
                                                                                                   ----------------
                    Pool Balance on the close of the last day of the preceding Collection Period     141,736,834.75
                                                                                                   ----------------
                    Principal Collections                                                              3,155,644.93
                                                                                                   ----------------
                    Principal Collections Adjustment - Over Payment Since Inception
                                                                                                   ----------------
                    Purchase Amounts Allocable to Principal                                               41,004.84
                                                                                                   ----------------
                    Defaulted Receivables                                                                275,437.23
                                                                                                   ----------------
                    Defaulted Receivables Adjustment  Since Inception
                                                                                                   ----------------
                    Pool Balance on the close of the last day of the Collection Period               138,264,747.75
                                                                                                   ----------------
                    Original Pool Balance                                                            223,194,105.12
                                                                                                   ----------------
                    Pool Factor                                                                          61.9482077%
                                                                                                   ----------------
                    Preference Amounts                                                                         --
                                                                                                   ----------------
                    Certificate Pass-Through Rate                                                            5.8500%
                                                                                                   ----------------
                    Servicing Fee Rate                                                                       0.7500%
                                                                                                   ----------------
AVAILABLE INTEREST
                                                                                                   ----------------
                    Collections allocable to interest                                                  1,243,158.19
                                                                                                   ----------------
                    Liquidation Proceeds                                                                  11,413.35
                                                                                                   ----------------
                    Purchase Amounts allocable to interest                                                     --
                                                                                                   ----------------
                    Reserve Account Interest Withdrawal                                                        --
                                                                                                   ----------------
                    Surety Interest Drawing                                                                    --
                                                                                                   ----------------
                    Reserve Account Preference Withdrawal                                                      --
                                                                                                   ----------------
                    Surety Preference Withdrawal                                                               --
                                                                                                   ----------------
                    Total Interest                                                                     1,254,571.54
                                                                                                   ----------------
AVAILABLE PRINCIPAL
                                                                                                   ----------------
                    Collections allocable to principal                                                 3,155,644.93
                                                                                                   ----------------
                    Purchase Amounts allocable to principal                                               41,004.84
                                                                                                   ----------------
                    Reserve Account Principal Withdrawal                                                       --
                                                                                                   ----------------
                    Surety Principal Drawing                                                                   --
                                                                                                   ----------------
                    Total Principal                                                                    3,196,649.77
                                                                                                   ----------------
AVAILABLE FUNDS
                                                                                                   ----------------
                    Collections allocable to interest                                                  1,243,158.19
                                                                                                   ----------------
                    Liquidation Proceeds                                                                  11,413.35
                                                                                                   ----------------
                    Purchase Amounts allocable to interest                                                     --
                                                                                                   ----------------

                    Collections allocable to principal                                         3,155,644.93
                                                                                               ------------
                    Purchase Amounts allocable to principal                                       41,004.84
                                                                                               ------------
                    Total Available Funds                                                      4,451,221.31
                                                                                               ------------
DEPOSIT TO CERTIFICATE ACCOUNT
                                                                                               ------------
                    Available Funds allocable to interest                                      1,254,571.54
                                                                                               ------------
                    Available Funds allocable to principal                                     3,196,649.77
                                                                                               ------------
                    Reserve Account Interest Withdrawal                                                --
                                                                                               ------------
                    Surety Interest Drawing                                                            --
                                                                                               ------------
                    Reserve Account Preference Withdrawal                                              --
                                                                                               ------------
                    Surety Preference Withdrawal                                                       --
                                                                                               ------------
                    Reserve Account Principal Withdrawal                                               --
                                                                                               ------------
                    Surety Principal Drawing                                                           --
                                                                                               ------------
                    Total Deposit to the Certificate Account                                   4,451,221.31
                                                                                               ------------
INTEREST PAYMENT
                                                                                               ------------
                    Monthly Interest Payment                                                     690,967.07
                                                                                               ------------
                    Carry-Over Monthly Interest                                                        --
                                                                                               ------------
                    Total                                                                        690,967.07
                                                                                               ------------
PRINCIPAL PAYMENT
                                                                                               ------------
                    Monthly Principal Payment                                                  3,472,087.00
                                                                                               ------------
                    Carry-Over Monthly Principal                                                       --
                                                                                               ------------
                    Total                                                                      3,472,087.00
                                                                                               ------------
SERVICING FEE
                                                                                               ------------
                    Servicing Fee                                                                 88,585.52
                                                                                               ------------
                    Carry-Over Monthly Servicing Fee                                                   --
                                                                                               ------------
                    Total                                                                         88,585.52
                                                                                               ------------
DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
                                                                                               ------------
                    Interest distributions                                                       690,967.07
                                                                                               ------------
                    Principal distribution                                                     3,472,087.00
                                                                                               ------------
                    Preference Amounts                                                                 --
                                                                                               ------------
                    Servicing Fee distribution                                                    88,585.52
                                                                                               ------------
                    Distributions to the Surety Bond Provider                                     14,173.68
                                                                                               ------------
                    Distributions to the Reserve Account                                               --
                                                                                               ------------
                    Distributions to the Seller                                                  185,408.04
                                                                                               ------------
                    Carry-Over Monthly Interest to the next Distribution Date                          --
                                                                                               ------------
                    Carry-Over Monthly Principal to the next Distributions Date                        --
                                                                                               ------------
                    Carry-Over Monthly Servicing Fee to the next Distribution Date                     --
                                                                                               ------------
RESERVE ACCOUNT
                    Reserve Account Balance as of the end of the preceding Collection Period
                    Add:  Ajustment to Reconcile to actual account balance
                                                                                               ------------
                    Reserve Account Balance as of the end of the preceding Collection Period   7,290,216.93
                                                                                               ------------
                    Earnings from investments on the Reserve Account                              27,883.26
                                                                                               ------------
                    Reserve Account Interest Withdrawal                                                --
                                                                                               ------------
                    Reserve Account Preference Withdrawal                                              --
                                                                                               ------------
                    Reserve Account Principal Withdrawal                                               --
                                                                                               ------------
                    Deposits to the Reserve Account                                                    --
                                                                                               ------------
                    Adjment
                                                                                               ------------
                    Reserve Account Balance                                                    7,318,100.19
                                                                                               ------------

                    Distributions of any excess amounts on deposit in the Reserve Account          404,862.80
                                                                                              ---------------
                    Ending Reserve Account Balance                                               6,913,237.39
                                                                                              ---------------
                    Reserve Account Balance as a % of the Pool Balance                                 5.0000%
                                                                                              ---------------
                    Specified Reserve Account Requirement                                        6,913,237.39
                                                                                              ---------------
                    Amount needed to fully fund Reserve Account                                            --
                                                                                              ---------------
SURETY BOND
                                                                                              ---------------
                    Required Surety Bond Amount (25% of the Pool Balance)                       35,434,208.69
                                                                                              ---------------
                    Surety Bond amount on the previous Distribution Date                        36,451,084.63
                                                                                              ---------------
                    Payments made with respect Surety Principal Draws                                      --
                                                                                              ---------------
                    Payments received with respect to unreimbursed Surety Principal Draws                  --
                                                                                              ---------------
                    Surety Bond Amount for the current Distribution Date                        34,434,208.69
                                                                                              ---------------
                    Total Surety Interest Draws                                                            --
                                                                                              ---------------
                    Total Surety Principal Draws                                                           --
                                                                                              ---------------
                    Total Surety Preference Draws                                                          --
                                                                                              ---------------
                    Total Draws                                                                            --
                                                                                              ---------------
                    Surety Bond Fee                                                                 14,173.68
                                                                                              ---------------
                    Total unreimbursed Surety Interest Draws                                               --
                                                                                              ---------------
                    Total unreimbursed Surety Principal Draws                                              --
                                                                                              ---------------
                    Total unreimbursed Surety Preference Draws                                             --
                                                                                              ---------------
                    Amount Owed to Surety Bond Provider                                             14,173,68
                                                                                              ---------------
                    Surety Bond Fee Paid                                                            14,173.68
                                                                                              ---------------
                    Total payments for Surety Interest Draws                                               --
                                                                                              ---------------
                    Total payments for  Surety Principal Draws                                             --
                                                                                              ---------------
                    Total payments for  Surety Preference Draws                                            --
                                                                                              ---------------
                    Payments made to the Surety Bond Provider                                       14,173.68
                                                                                              ---------------
                    Surety Bond Fee Outstanding                                                            --
                                                                                              ---------------
                    Remaining unreimbursed Surety Interest Draws                                           --
                                                                                              ---------------
                    Remaining unreimbursed Surety Principal Draws                                          --
                                                                                              ---------------
                    Remaining unreimbursed Surety Preference Draws                                         --
                                                                                              ---------------
                    Remaining Amounts Owed to the Surety Bond Provider                                     --
                                                                                              ---------------
NET CREDIT LOSS RATIO
                                                                                              ---------------
                    Net Credit Losses                                                              264,023.88
                                                                                              ---------------
                    Adjustement for Defaulted Receivables Since Inception
                                                                                              ---------------
                    For the Current Collection Period                                                  0.1886%
                                                                                              ---------------
                    For the preceding Collection Period                                                0.1196%
                                                                                              ---------------
                    For the second preceding Collection Period                                         0.6140%
                                                                                              ---------------
                    Average Net Credit Loss Ratio                                                      0.3074%
                                                                                              ---------------
DELINQUENCY ANALYSIS
                    Number of Loans
                                                                                              ---------------
                    30 to 59 days past due                                                                273
                                                                                              ---------------
                    60 to 89 days past due                                                                 68
                                                                                              ---------------
                    90 or more days past due                                                              109
                                                                                              ---------------
                    Total                                                                                 450
                                                                                              ---------------

                    Principal Balance
                                                                                                    --------------
                    30 to 59 days past due                                                            2,970,276.51
                                                                                                    --------------
                    60 to 89 days past due                                                              770,748.09
                                                                                                    --------------
                    90 or more days past due                                                          1,094,221.44
                                                                                                    --------------
                    Total                                                                             4,835,246.04
                                                                                                    --------------
                    Delinquency Ratio
                                                                                                    --------------
                    For the current Collection Period                                                       3.4971%
                                                                                                    --------------
                    For the preceding Collection Period                                                     3.2313%
                                                                                                    --------------
                    For the second preceding Collection Period                                              3.0285%
                                                                                                    --------------
                    Average Delinquency Ratio                                                               3.2523%
                                                                                                    --------------
REPOSSESSION ANALYSIS
                    Current Balance of Contracts where Repossession Occurred in the Current Month       307,870.67
                    Number of Contracts where Repossession Occurred in the Current Month                        21

WEIGHTED AVERAGE COMPUTATIONS
                                                                                                    --------------
                    Weighted Average Coupon                                                                10.5908%
                                                                                                    --------------
                    Weighted Average Original Term (months)                                                 123.00
                                                                                                    --------------
                    Weighted Average Remaining Term (months)                                                 91.97
                                                                                                    --------------
CASH SETTLEMENT FOR THE TRUSTEE
                                                                                                    --------------
                    Total Deposit to the Collection Account                                           4,451,221.31
                                                                                                    --------------
                    Servicing Fee                                                                        88,585.52
                                                                                                    --------------
                    Interest allocable to the Seller's Certificate                                            0.33
                                                                                                    --------------
                    Principal amount allocable to the Seller's Certificate                                    1.64
                                                                                                    --------------
                    Wire Funds to the Surety Bond Provider                                               14,173.68
                                                                                                    --------------
                    Net Deposit to the Certificate Account - Excluding Amounts Due to Seller          4,348,460.14
                                                                                                    --------------
                    Wire Funds to the Certificateholders - Interest                                     690,966.74
                                                                                                    --------------
                    Wire Funds to the Certificateholders - Principal                                  3,472,085.36
                                                                                                    --------------
                    Deposit Funds into the Reserve Account                                                    --
                                                                                                    --------------
                    Wire Funds to NationsCredit                                                         185,408.04
                                                                                                    --------------

Approved by:        /s/ LAWRENCE ANGELILLI
                    ----------------------------------------------------------
                    Lawrence Angelilli
                    Vice President & Treasurer